Acquisition of FRT	12 Months Ended
Dec. 31, 2024
Business Combinations [Abstract]
Acquisition of FRT
Note 3 - Acquisition of FRT

On October 31, 2023, as part of Camtek’s strategy of expanding its product offering to semiconductor manufacturers, the Company acquired 100% of the shares of FRT GmbH ("FRT"), a German-based company, for total cash consideration of $100.4 million, net of cash acquired of $2.1 million. This includes a payment received in the year ended December 31, 2024, in respect of customary working capital adjustments.

The acquisition was accounted for using the acquisition method of accounting, with the Company treated as the acquirer. The acquired assets and liabilities of FRT were recorded at their respective fair values including an amount for goodwill representing the difference between the acquisition consideration and the fair value of the identifiable net assets.

During the year ended December 31, 2023, the Company incurred approximately $1.4 million in transaction costs related to the acquisition, which primarily consisted of legal, accounting and valuation-related expenses. These expenses were recorded in Selling, general and administrative expenses in the accompanying Consolidated Statements of Income.

The Company’s Consolidated Statements of income include the financial results of FRT subsequent to the acquisition date of October 31, 2023.

Under the purchase price allocation, the Company allocated the purchase price to tangible and identified intangible assets acquired and liabilities assumed based on the preliminary estimates of their fair values, which were determined using generally accepted valuation techniques based on estimates and assumptions made by management at the time of the acquisition. The estimates did not change during the measurement period. The fair values assigned to assets acquired and liabilities assumed were based on management’s assumptions as of the reporting date.

As part of the acquisition, the Company granted share-based compensation to FRT employees to replace awards previously granted by the seller.

The table below summarizes the fair value of assets acquired and liabilities assumed following the adjustments mentioned above as of the acquisition date:

October 31, 2023
U.S. Dollars (in thousands)
Cash and cash equivalents	2,053
Working capital (excluding cash and cash equivalents)	15,288
Fixed assets, net	1,615
Intangible assets	16,900
Goodwill	74,345
Deferred taxes liabilities, net	(7,157)
103,044

Cash consideration	102,539
Capitalized share-based compensation	505
103,044

The intangible assets as of the closing date of the acquisition included:

	October 31, 2023 U.S. Dollars (in thousands)	Weighted average useful life (in years)

Technology	12,200	5
Trade name	2,700	10
Customer relationship	2,000	2

	16,900	5.4

Indications of fair value of the intangible assets acquired in connection with the acquisition were determined using either the income, market or replacement cost methodologies. The intangible assets are being amortized based on their estimated revenue producing life span.

Identifiable Intangible Assets
Valuation of intangible assets involves multiple assumptions. The key assumptions are described below.

Developed technology acquired primarily consists of existing technology related to hybrid 3D surface metrology measurement equipment. The developed technology was valued using the multi-period excess earnings method under the income approach. Using this approach, the estimated fair values were calculated using expected future cash flows from specific products discounted to their net present values at an appropriate risk-adjusted rate of return.

The identified trade names intangibles relate to the estimated fair value of future cash flows related to the FRT brand. The trade names were valued by applying the relief-from-royalty method under the income approach. This method is based on the application of a royalty rate to forecasted revenue under the trade name.

Customer relationships represent the fair value of future projected revenues that will be derived from the sale of products to FRT's existing customers. Customer relationships were valued using the with and without method of the income approach. This method estimates value by calculating the difference between two discounted cash flow models: one that represents the status quo for the business enterprise with the asset in place, and another without it.

Goodwill
The goodwill arising from the acquisition represents, inter alia, the synergies between the technology acquired and the Company’s existing operational, R&D and sales and marketing infrastructure. Amortization of the goodwill is not recognized as an expense for tax purposes.

Pro Forma on acquisitions
The following unaudited pro forma financial information summarizes the combined results of operations for the Company, FRT, as if the acquisitions had been completed on January 1, 2022. The unaudited pro forma financial information was as follows:

	December 31,
	2023	2022
	U.S. Dollars (in thousands)
Revenue	334,030	349,879
Net income	69,483	81,143

The pro forma financial information for all periods presented above has been calculated after adjusting the results of FRT to reflect the business combination accounting effects resulting from this acquisition, including the amortization expense from acquired intangible assets, goodwill, and tangible assets and add-back of interest income of Camtek's cash, cash equivalents, deposits and marketable securities used as a cash consideration in the acquisition. The historical consolidated financial statements have been adjusted in the pro forma combined financial statements to give effect to pro forma events that are directly attributable to the business combination and factually supportable. The pro forma financial information is for informational purposes only and is not indicative of the results of operations that would have been achieved if the acquisition had taken place at the beginning of 2022.